AMENDMENT NO. 2
                              CONSULTING AGREEMENT
                         APPLEBEE'S INTERNATIONAL, INC.
                                 KENNETH D. HILL


         THIS AGREEMENT, made and entered effective this 1st day of March, 1997, by and between Kenneth D. Hill ("Consultant") and Applebee's International, Inc. ("Company");

                              W I T N E S S E T H:

         Whereas, Company and Consultant entered a Consulting Agreement dated March 1, 1995, which was later amended as of March 1, 1996 (collectively, the "Agreement"), and

         Whereas, the parties desire to amend the terms of said Agreement and provide for certain modifications thereof,

         NOW THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

         1. The $75,000.00 fee referenced in Section 4a. of the March 1, 1996 amendment to the Agreement is hereby amended and increased to $79,000.00.

         2. In all other respects, said Agreement as amended shall remain in full force and effect, without modification or change by this amendment.

         IN WITNESS WHEREOF, the parties hereto have cause this instrument to be executed effective the day and year first above written.

                                           APPLEBEE'S INTERNATIONAL, INC.


                                           BY:  /s/ Lloyd L. Hill
                                               --------------------------
                                               Lloyd L. Hill, President



                                               /s/ Kenneth D. Hill
                                               --------------------------
                                               Kenneth D. Hill